UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2018 (May 17, 2018)

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Laredo Petroleum, Inc. (the "Company") held its 2018 Annual Meeting of Stockholders (the "Annual Meeting") on May 17, 2018. At the Annual Meeting, the Company's stockholders were requested to: (1) elect James R. Levy and Dr. Myles W. Scoggins (the "Class II directors") to serve on the Company's Board of Directors (the "Board") for terms of office expiring at the Company's 2021 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified or his earlier resignation or removal, and elect Donald D. Wolf (the "Class III director") to serve on the Board for a term of office expiring at the Company's 2019 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified or his earlier resignation or removal; (2) ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018; (3) approve an advisory (non-binding) resolution regarding the compensation of the Company's named executive officers; and (4) vote on the frequency of future advisory votes on the compensation of named executive officer. As of March 20, 2018, the record date for the Annual Meeting, there were 241,159,073 shares of common stock outstanding and entitled to vote at the Annual Meeting and a total of 224,142,681 (approximately 92.94%) were represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company's proxy statement filed on March 28, 2018:

1. Each of the Class II directors were elected to the Board to serve a three-year term expiring at the Company's 2021 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified or his earlier resignation or removal, and the Class III director was elected to serve a one-year term expiring at the Company's 2019 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified or his earlier resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
James R. Levy	207,058,537	6,101,709	10,982,435
Dr. Myles W. Scoggins	210,389,987	2,770,259	10,982,435
Donald D. Wolf	209,933,815	3,226,431	10,982,435

2. Grant Thornton LLP was ratified as the Company's independent registered public accounting firm for the year ending December 31, 2018. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED		BROKER NON-VOTES
223,134,521	576,297	431,863	11	10,982,435

3. The voting results for the advisory (non-binding) resolution regarding the compensation of the Company's named executive officers were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
211,174,630	1,813,903	171,713	10,982,435

4. The voting results for the advisory (non-binding) resolution regarding the frequency of future advisory votes on the compensation of named executive officers were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
211,357,198	219,260	1,476,060	107,728

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Dated: May 18, 2018	By:	/s/ Richard C. Buterbaugh
Richard C. Buterbaugh
Executive Vice President & Chief Financial Officer